EXHIBIT 10.1
AMENDMENT NO. 3
TO
AMENDED AND RESTATED BRIDGE LOAN WAREHOUSING
CREDIT AND SECURITY AGREEMENT
THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED BRIDGE LOAN WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of May 24, 2018, by and among ACRC LENDER B LLC, a Delaware limited liability company (the “Borrower”), the Persons party to the Credit Agreement (as defined herein) from time to time as lenders (the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as a Lender and in its capacity as administrative agent for the Lenders under the Credit Agreement (in its capacity as administrative agent, the “Administrative Agent”).
RECITALS
Reference is made to the following:
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Bridge Loan Warehousing Credit and Security Agreement, dated as of August 8, 2016 (as amended, restated, supplemented, extended, renewed or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed to them in the Credit Agreement;
WHEREAS, as of the date hereof, Bank of America, N.A. is the sole Lender party to the Credit Agreement, whose due execution and delivery of this Amendment shall constitute the unanimous written approval of all Lenders pursuant to Section 10.16(b) of the Credit Agreement;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent extend the Borrowing Expiration Date to May 23, 2019; and
WHEREAS, in response to such request, the parties have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein, it being the intention of the parties that such amendment shall not constitute a novation of the obligations of the Borrower under the Credit Agreement and the other Loan Documents.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Borrower, the Lenders and the Administrative Agent, the parties hereto agree as follows:
Section 1.    Amendments to Credit Agreement.
Section 1.1    Extension of Borrowing Expiration Date. The definition of “Borrowing Expiration Date” set forth in Section 12.1 of the Credit Agreement is hereby amended by deleting the reference to “May 24, 2018” contained therein and replacing it with “May 23, 2019”.

Section 1.2    USA PATRIOT Act Compliance. The Credit Agreement is hereby amended in accordance with the following:
Section 1.2.1    Affirmative Covenant, re: USA PATRIOT Act. The Credit Agreement is hereby amended by adding the following Section 7.21 thereto:

“7.21
Affirmative Covenant, re: USA PATRIOT Act. Promptly following any request therefor, Borrower shall provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable ‘know your customer’ requirements under the Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.”

Section 1.2.2    USA PATRIOT Act. Section 11.17 of the Credit Agreement is hereby amended by deleting the paragraph contained therein and replacing it with the following paragraph:

“11.17
USA PATRIOT Act. Each Lender that is subject to the Act and Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow such Lender or Administrative Agent, as applicable, to identify Borrower in accordance with the Act. Borrower shall, promptly following a request by Administrative Agent or any Lender, provide all documentation and other information that Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable ‘know your customer’ and anti-money laundering rules and regulations, including the Act.”

Section 1.2.3    Amendments to Defined Terms.    The following defined terms are hereby amended or added to Section 12.1 of the Credit Agreement in their proper alphabetical order:
“’Act’ means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).”
“‘Beneficial Ownership Certification’ means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.”
“‘Beneficial Ownership Regulation’ means 31. C.F.R. § 1010.230.”
Section 2.    Ratification. Except as hereby amended, the Credit Agreement, all other Loan Documents and each provision thereof are hereby ratified and confirmed in every respect and shall continue in full force and effect, and this Amendment shall not be, and shall not be deemed to be, a waiver of any Default of Event of Default, or of any covenant, term or provision of the Credit Agreement or the other Loan Documents.

Section 3.    Representations and Warranties. The Borrower represents and warrants to the Lenders as of the effective date of this Amendment that, assuming the due execution and delivery of this Amendment: (a) no Default or Event of Default is in existence, from and after, or will result from, the execution and delivery of this Amendment or the consummation of any transactions contemplated hereby; (b) each of the representations and warranties of the Borrower in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the effective date of this Amendment (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited to such time or event); and (c) this Amendment and the Credit Agreement (as amended by this Amendment) are legal, valid and binding agreements of the Borrower and are enforceable against it in accordance with their terms, except as enforceability may be limited by applicable insolvency, bankruptcy or other Laws affecting creditors’ rights generally, or general principles of equity, whether such enforceability is considered in a proceeding in equity or at law.
Section 4.    Conditions Precedent.
Section 4.1    The representations, warranties, covenants and agreements set forth in this Amendment are conditional and this Amendment shall not be effective until the Administrative Agent receives (a) fully-executed counterpart originals of this Amendment; (b) the other agreements, certificates and other documents listed on the closing checklist attached hereto as Exhibit A; and (c) payment by the Borrower of the fees required to be paid pursuant to the Fee Letter listed on Exhibit A attached hereto on or prior to the date hereof and all of the Administrative Agent’s costs and expenses associated with the preparation, negotiation, execution and delivery and administration of this Amendment and the Credit Agreement that have been invoiced at least (1) Business Day before the date hereof, including, without limitation, the Administrative Agent’s reasonable attorney fees.
Section 4.2    Upon the reasonable request of any Lender made at least ten (10) days prior to the date hereof, Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Act, in each case at least five (5) days prior to the date hereof.
Section 4.3    At least five (5) days prior to the date hereof, in the event that Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, Borrower shall have delivered a Beneficial Ownership Certification in relation to itself.
Section 5.    Counterparts. This Amendment may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument.
Section 6.    Amendment as Loan Document. Each party hereto agrees and acknowledges that this Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.
Section 7.    Successors and Assigns. This Amendment shall be binding upon each of the Borrower, the Lenders, the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each of the Lenders’ and the Administrative Agent’s respective successors and assigns.
Section 8.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 9.    Expenses. The Borrower agrees to promptly reimburse the Administrative Agent and the Lenders for all reasonable expenses, including, without limitation, reasonable fees and expenses of outside legal counsel, it has heretofore incurred or hereafter incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.
Section 10.    Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.
Section 11.    No Course of Dealing. The Administrative Agent and the Lenders have entered into this Amendment on the express understanding with the Borrower that in entering into this Amendment the Administrative Agent and the Lenders are not establishing any course of dealing with the Borrower. The Administrative Agent’s and the Lenders’ rights to require performance pursuant to and in accordance with all of the terms and conditions of the Credit Agreement and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. None of the Administrative Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Administrative Agent and the Lenders may require the payment of fees in connection therewith.
Section 12.    Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by the provisions of the Credit Agreement pertaining to governing law, jurisdiction and waiver of jury trial. In furtherance of the foregoing, the provisions of Sections 11.5, 11.11 and 11.12 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Amended and Restated Bridge Loan Warehousing Credit and Security Agreement to be duly executed by their duly authorized officers or representatives, all as of the date first above written.

BORROWER:

ACRC LENDER B LLC,
A Delaware limited liability company

By: /s/ Anton Feingold

Name: Anton Feingold

Title: Vice President

ADMINITSTRATIVE AGENT AND
SOLE LENDER:

BANK OF AMERICA, N.A.,
A national banking association

By: /s/ Daniel Menendez

Name: Daniel Menendez

Title: Vice President

[Signatures of Guarantor and Pledgor Appear on Next Page]

Signature Page to Amendment No. 3 to
Amended and Restated Bridge Loan Warehousing Credit and Security Agreement

By executing this Amendment in the space provided below, the Guarantor hereby ratifies and confirms the Guaranty in every respect and acknowledges that the Guaranty continues in full force and effect, and that the consent and agreements set forth in this Amendment do not establish any course of dealing among the parties.

GUARANTOR:

ARES COMMERCIAL
REAL ESTATE CORPORATION

By: /s/ Anton Feingold

Name: Anton Feingold

Title: Vice President

By executing this Amendment in the space provided below, ACRC Warehouse Holdings LLC (the “Pledgor”) hereby ratifies and confirms the Pledge Agreement in every respect and acknowledges that the Pledge Agreement continues in full force and effect, and that the consent and agreements set forth in this Amendment do not establish any course of dealing among the parties.

PLEDGOR:

ACRC WAREHOUSE HOLDINGS LLC

By: /s/ Anton Feingold

Name: Anton Feingold

Title: Vice President

EXHIBIT A
CLOSING CHECKLIST

DOCUMENT	RESPONSIBLE PARTY	STATUS
• Amendment No. 3 to Amended and Restated Bridge Loan Warehousing Credit and Security Agreement “Amendment No. 3”)	Nutter	Complete
2. Fee Letter	Nutter	Complete
3.    Secretary’s Certificate for the Borrower, attaching the following documents:
a.    Long-form Certificate of Formation certified by the Delaware Secretary of State;
b.    Certificate of Good Standing from the Delaware Secretary of State;
c.    Limited Liability Company Agreement;
d.    Resolutions of the Board of Directors authorizing the execution, delivery and performance of Amendment No. 3 and each Loan Document to which it is a party; and
e.    Certificate of Incumbency
	Borrower	Complete
4.    Secretary’s Certificate for the Guarantor, attaching the following documents:
a.    Articles of Amendment and Restatement certified by the Maryland Secretary of State;
b.    Bylaws;
c.    Certificate of Good Standing from the Maryland Secretary of State;
d.    Resolutions of the Board of Directors authorizing the execution, delivery and performance of Amendment No. 3 and each Loan Document to which it is a party; and
e.    Certificate of Incumbency
	Guarantor	Complete
5.    Secretary’s Certificate for the Pledgor, attaching the following documents:
a.    Articles of Amendment and Restatement certified by the Delaware Secretary of State;
b.    Certificate of Good Standing from the Delaware Secretary of State;
c.    Limited Liability Company Agreement;
d.    Resolutions of the Board of Directors authorizing the execution, delivery and performance of Amendment No. 3 and each Loan Document to which it is a party; and
e.    Certificate of Incumbency
	Pledgor	Complete
6.    Opinion of the Borrower, the Guarantor and the Pledgor’s counsel, in form and in substance acceptable to the Administrative Agent, regarding such matters as may be reasonably requested by the Administrative Agent, including, without limitation, authority, due execution and delivery, enforceability, non-contravention, non-investment company status and compliance with Regulations U and X
	Borrower’s, Guarantor’s, and Pledgor’s Counsel	Complete

7.    Opinion of the Guarantor’s Maryland counsel, in form and substance acceptable to the Administrative Agent, including, without limitation, authority, due execution and delivery, enforceability and non-contravention
	Guarantor’s Maryland Counsel	Complete
8. Beneficial Ownership Certification	Borrower	Complete
9. UCC-11, tax lien, judgment, bankruptcy and litigation search reports for each of the Borrower, the Guarantor and the Pledgor	Nutter	Complete
10. Bank of America Remittance Instructions	Borrower (Form to be provided by Bank)	Complete
11. Certificate of Incumbency	Borrower (Form to be provided by Bank)	Complete
12.    Payment by the Borrower of the Administrative Agent’s reasonable costs, fees and expenses, including, without limitation, the fees required to be paid pursuant to the Fee Letter and all outstanding reasonable fees and disbursements owed to the Administrative Agent’s legal counsel in connection with Amendment No. 3 and the Credit Agreement
	Borrower	Pending